MODIV

INVESTOR PRESENTATION

November 2022



DISCLOSURE

MODIV

Certain statements contained in this presentation and the accompanying oral presentation, other than historical facts, may be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our beliefs, assumptions and expectations of the future performance of the Company and the Company's shares, taking into account information currently available to us as of the date of this presentation. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "should" and "would" or the negative of these terms or other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, including but not limited to impacts of the Russian war against Ukraine, supply-chain disruptions, increases in the rate of inflation and interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled "Risk Factors" in the Modiv Inc.'s (the "Company") Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (the "SEC") on March 23, 2022. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company's filings with the SEC. Additionally, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof, except as required by law.

This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

INTRODUCTION TO TODAY'S SPEAKERS

MODIV

Seasoned Real Estate Executives at the Helm



Aaron Halfacre, CFA, CAIA

President & Chief Executive Officer

25+ years of real estate experience

Previously in leadership roles at Campus Crest Communities, VEREIT, Cole Real Estate Investments, BlackRock and Green Street Advisors



Ray Pacini, CPA

Chief Financial Officer

33 years of real estate experience

Previously in leadership roles at California Coastal Communities, Koll Real Estate Group, Henley Properties, Cadiz and PricewaterhouseCoopers

MODIV

Modiv is a single tenant net-lease REIT built for growth and income

Driven by innovation and an investor-first focus, Modiv is committed to providing investors with **Mo**nthly **Div**idends

We focus on strategically important and mission-critical assets with a high percentage of investment grade tenants

$545M gross real estate value	**3.2M SF** of leasable space	**47** commercial properties	**100%** occupancy
12 annual monthly distributions	**$103M** purchasing power from revolver and cash	**~11%** dividend yield	**$1.15** dividend per share

MODIV'S HISTORY OF EXECUTION

MODIV

Modiv's Leadership Team Transformed the Company and Doubled the Portfolio

Transformation commences

2015

RW NNN REIT launches; national geographic focused, crowdfunded REIT

RW Holdings NNN REIT, Inc.

2018 — $255M*

Aaron Halfacre joins as CEO, starting a new era and pivot to an institutional-quality direction and assembles a new management team



2019

RW NNN completes $150M merger with Rich Uncles REIT I

Completes internalization of management

Rich Uncles

2020

Modiv begins a 24-month capital recycling program selling 17 assets for over $138M

Initiates first of six independent portfolio valuations over the same time period

2021

RW NNN is rebranded to Modiv Inc.

Modiv successfully prices $50M of publicly traded preferred stock

MDVA LISTED NYSE

Today — $545M*

Public listing (NYSE:MDV)

Over $160M of acquisitions YTD

Seasoned filer status enabled our recent ATM program

MODIV

* Gross Real Estate Asset Values;

INVESTMENT HIGHLIGHTS

MODIV

Modiv is a Net Lease REIT Built for Intelligent Growth

- ✓ Proactive Investment Strategy Focused Primarily on Industrial Manufacturing
- ✓ Diversified and Reliable Real Estate Portfolio Supports Our Monthly Dividend
- ✓ Balance Sheet Strength and Flexibility Allows us to Fund Future Growth Initiatives
- ✓ Compelling Valuation with Significant Upside Potential
- ✓ Scalable Platform Led by Experienced Leadership Team with Strong Track Record

Generate strong risk-adjusted returns by growing a well-diversified portfolio of net-lease properties through acquisitions of high-quality assets

Long-term strategic priorities:

- Reduce exposure to non-core properties and reinvest primarily in industrial manufacturing
- Increase WALT
- Generate long-term earnings power for shareholders

Modiv Inc. – Transformation of Portfolio Asset Types as a Percentage of ABR Since December 31, 2021

	December 31, 2021	September 30, 2022
Office	50%	27%
Retail	9%	19%
Industrial	41%	54%

INDUSTRIAL MANUFACTURING AS AN OPPORTUNITY

MODIV



1,800 companies reshored production in 2021
1.6 million jobs reshored since 2010
Contributing Factors
• Covid and global conflicts highlighted vulnerabilities in supply chains
• Rising freight costs
• Climate crisis
• ESG
• Trade disputes/China decoupling
• Automation
Reshoring Trends

Our industrial manufacturing focus:

- Mission critical properties where value is being created on site
- Products where demand is consistent and relatively defensive in nature
- Property location vital to the business and business is having a positive economic impact on the community

Recent acquisitions:

✓ Lindsay

✓ Producto

✓ Valtir

CUSTOMER FOCUS

MODIV

- We seek tenants that are producing meaningful products to the US economy, with a particular focus on infrastructure and core demand goods that are less susceptible to retail consumer volatility
- We ensure that the particular property is key to that tenant's business and unlikely for business operations to be relocated
- We dig deep into the credit of the tenant's business to ascertain their financial strength and long-term ability to pay rent
- Through our exhaustive due diligence process, we strike a balance between properly ascertaining the tenant credit quality and the real estate quality to minimize risk and drive value



Lindsay PreCast



Arrow Tru-Line

MODIV'S DIFFERENTIATED POSITIONING

- Focus on underlying property-level dynamics results in thorough due diligence process
- Sale leasebacks provide long lease terms and internal growth through contractual rent increases
- Evaluate each potential acquisition's impact on earnings and portfolio metrics


Industrial Manufacturing Focus
Property-level Underwriting
Scalable Platform

- Large pipeline of potential opportunities
- Focus on infrastructure and core-demand goods
- Mission-critical, stable businesses

- Strong banking relationships
- Recently increased credit facility
- Colliers partnership
- Experienced management team

DIVERSIFIED AND STABLE PORTFOLIO

MODIV

47
Properties

$34.8
Million of Annualized Base Rent(1)

11.3
Weighted Average Lease Term(2)

74%
Contractual Rental Increases(1)

2%
Average Annual Portfolio Rental Bumps(1)

Geographic Diversification



Industrial
Office
Retail

Property Diversification



Retail 19%
Industrial 54%
Office 27%

Industry Diversification



Pharmaceuticals, Biotechnology & Life Sciences 2%
Consumer Durables & Apparel 1%
Government 1%
Energy 1%
Consumer Services 3%
Restaurant 1%
Automobile & Components 12%
Commercial & Professional Services 4%
Materials 5%
Transportation 12%
Technology Hardware & Equipment 6%
Precast Concrete 11%
Defense 6%
Retailing 11%
Food, Beverage & Tobacco 6%
Health Care Equipment & Services 8%
Manufacturing 10%

Top Tenants (3)

% based on ABR

KIA	Lindsay Precast	Sutter Health	Costco Wholesale	AvAir	3M	Taylor Farms
11.4% (NR)	10.9% (NR)	7.4% (S&P A)	6.7% (S&P A+)	6.7% (NR)	4.8% (S&P A+)	4.7% (NR)

(1) Annual Base Rent ("ABR"). is calculated based on contractual rent due over the next 12 months and "Contractual Rent Increases" shown above reflects the portion of our portfolio that includes percentage rent increases, which are calculated on the prior 12 months base rent. (2) WALT is calculated based on remaining lease term in years multiplied by the percentage of ABR of each lease. (3) Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency. Modiv is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned above. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

STRONG AND FLEXIBLE BALANCE SHEET TO FUND GROWTH

MODIV

$545M
Gross Real Estate Value

$103M
Purchasing Power From Revolver and Cash

38%
Leverage Ratio

Capitalization Table



Mortgage Debt
11%
Revolver
2%
Term Loan
37%
Preferred Equity
13%
Implied Equity
37%

Maturity Schedule

- 97% of Debt Maturities have a Fixed Weighted Average Rate @ 4%
- 3% of Debt Maturities are Floating @ SOFR + 165 bps



$0.0
$0.0
$13.4
$0.0
$0.0
$158.0
$0.0
$12.4
$18.8
$0.0
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
Mortgage Debt
Term Loan
Revolver

DISCIPLINED UNDERWRITING AND ABILITY TO SOURCE ACQUISITIONS

MODIV

Extensive Due Diligence

Property - level

- Location
- Local market trends and demographics
- Replacement cost
- Property attributes (age, visibility, traffic patterns)

Portfolio - level

- Disciplined pricing
- Portfolio rationale (focus on industrial/retail)
- Availability and cost of debt
- Earnings impact

Tenant - level

- Guarantor credit profile
- Lease term and structure
- Competitive positioning
- Sales and profitability trends
- Internal and External Credit Analysis
- Continuous Monitoring

Robust Pipeline (LTM)



Volume of Investment Opportunities That Modiv Reviewed
Volume of Investment Opportunities That Modiv Performed a Deep Dive
$33.0B
$3.3B
$935M
$162M
Modiv Submitted an LOI following Investment Committee Approval
Modiv Closed YTD

MODIV

MDV trades at a discount to the peer group average; upside potential

$1.26 - $1.36

2022 AFFO per share Guidance

~50%

Discount to Consensus Target Price


P/AFFO 2022
24.0x
21.0x
18.0x
15.0x
12.0x
9.0x
6.0x
3.0x
0.0x
8.1x
10.6x
12.3x
12.5x
14.2x
14.6x
15.9x
16.5x
16.8x
18.4x
MDV
PINE
GOOD
BNL
NNN
EPRT
GTY
NTST
O
ADC

Source: FactSet 11/8/22

STRONG BANKING SUPPORT

MODIV

Modiv has Developed a Cadre of Strategic Banking Relationships

August-November 2022 Research Coverage

B RILEY Financial (Bryan Maher)	$22.00 Target Price
Colliers Securities (Barry Oxford)	$18.00 Target Price
EF Hutton (Gaurav Mehta)	$21.00 Target Price
Janney (Rob Stevenson)	$20.00 Fair Value
LADENBURG THALMANN ESTABLISHED 1876 (John Massocca)	$18.50 Target Price

ATM

BMO Capital Markets

BAIRD

TRUIST

B RILEY Financial

LADENBURG THALMANN

Janney

EF Hutton

Colliers Securities

Huntington

SCALABLE PLATFORM LED BY EXPERIENCED MANAGEMENT TEAM

MODIV

Best-in-class Management Team with Real Estate, Public Company, and Capital Markets Experience



Aaron Halfacre | President & Chief Executive Officer

- Chief Executive Officer of Modiv Inc. since 2019
- Former President and Chief Investment Officer of Campus Crest Communities, Inc., a student housing REIT, from 2014-2016
- Former Senior Vice President and Head of Strategic Relations at Cole Real Estate Investments, Inc. from 2012-2014



Ray Pacini | Chief Financial Officer

- Chief Financial Officer of Modiv Inc. since 2018
- Prior Board member and Audit Committee Chair of Cadiz, Inc. from 2005 - 2019
- Former Chief Executive Officer and a Director of California Coastal Communities, Inc. from 1998-2011



Bill Broms | Chief Investment Officer

- Chief Investment Officer of Modiv Inc. since 2020; Senior Managing Director-Acquisitions from 2018-2020
- Founder and Chief Executive Officer of Realty Dividend, LLC from 2014-2018
- Former Senior Director of Acquisitions at Cole Real Estate Investments, Inc. from 2010-2014 and at Realty Income Corp. (NYSE: O). from 2007-2010



John Raney | Chief Legal Officer

- Chief Legal Officer at Modiv Inc. since 2020
- Former Partner, Massumi + Consoli, LLP
- Former Counsel at O' Melveny & Myers LLP from 2015-2018
- Former Associate at Latham & Watkins LLP from 2008-2015



Sandra G. Sciutto | Chief Accounting Officer

- Chief Accounting Officer of Modiv Inc. since 2018
- Former Chief Financial Officer for Professional Real Estate Services Inc. from 2016-2018
- Former Chief Financial Officer and investment committee member for Shopoff Realty Investments, L.P. from 2012-2016

INDEPENDENT BOARD OF DIRECTORS

MODIV

Seasoned Board of Directors with Deep and Diverse Experience

- Specifically Nominated to Help Guide Modiv's Transformation
- Invaluable Industry and Company Experience
- Vast Working Knowledge and Networks
- Focused on Ethics and Integrity
- Detailed, Disciplined and Pragmatic
- Procedurally Efficient and Effective















	Adam Markman Chairman of the Board	Kimberly Smith	Thomas Nolan, Jr.	Asma Ishaq	Curtis McWilliams	Connie Tirondola	Raymond Wirta Board Observer
Extensive Experience In:	- REITs - Transformations - NTR Portfolios - Best Practices	- REIT Law - Corp Gov - SEC Matters - Board Practices	- Turnarounds - Net Lease - M&A - Public Boards	- Private Equity - Business Development - Branding - ESG	- Corp Gov - IPOs - REITs - Net Lease	- Real Estate Accounting - Valuations - Finance - Acquisitions	- M&A - Real Estate - Leadership - Board Practices
Worked at:	- Equity Commonwealth - Green Street Advisors - EY/Kenneth Leventhal	- Prudential Financial - Cole Real Estate - AEGON & ING	- Spirit Realty Capital - GGP - AEW	- MODERE - Jusuru - BlackRock	- Trustreet Properties - CNL - Merrill Lynch	- CITCO - CBRE - BlackRock	- Irvine Company - CBRE - Koll Group

We are committed to leadership underpinned by environmental, social and governance (ESG) practices and aim to grow sustainably to ensure we are meeting our obligations to our investors, employees, communities and all other stakeholders

Environment Sustainability

- Recognize the importance of environmental responsibility in our business practices today and in the future
- 95% of our properties are leased to companies with ESG initiatives and have goals to better serve the communities they call home
- We seek to acquire properties with adherence to high environmental standards and sustainability goals
- Colliers' experts advise on building improvements to help us capitalize on green technology, building materials and energy efficiency

Social Responsibility

- Culture of growth and development
- Employees are at the core of our success
- Seek to hire talent from diverse backgrounds who contribute to an inclusive culture
- Provide educational resources that help individuals make more informed investing decisions and develop prudent financial strategies.
- To further strengthen our commitment to the communities we live and work in, Modiv is in the process of developing new initiatives for 2023

Governance

- Best-in-class corporate governance
- Committed to transparency, integrity and accountability
- Independent Chairman of the Board and 6 of 7 Directors classified as independent
- Annual election of all Directors
- Annual Board of Director evaluations
- All team members adhere to comprehensive Code of Business Conduct and Ethics policy

MODIVATED

MODIV

www.modiv.com | 888.686.6348
120 Newport Center Drive | Newport Beach, CA 92660

CASE STUDY: DANA INCORPORATED DISPOSITION

MODIV

Proactive Engagement with Tenants Drives Superior Results

- Industrial asset located within the Austin, TX MSA that was purchased in December 2016 for $9.1M by the legacy management team
- Building was leased to Dana Incorporated ("Dana"), a leading supplier of fully integrated drivetrain and electrified propulsion systems for all passenger vehicles
- Dana vacated the space in 2019 due to the closure of its primary line of business operating out of the asset
- Management employed a proactive asset level management approach to opportunistically negotiate an early termination of their lease resulting in (1) continued monthly rent payments ($65K) through July 2022 (previous July 2024) and (2) early termination fee ($1.4M)
- Sold the property in July 2021 for $10.0M or $220 per square foot, plus the termination fee; Modiv will continue to collect payments through revised lease term



Cedar Park Technology Center



Purchased Asset for $9.1M
Dana vacates the asset
Negotiate favorable modified lease terms & $1.4M termination fee
Sold asset for $10.0M
2016
2019
2020
2021

CASE STUDY: OFF-MARKET ACQUISITIONS

MODIV

We Have a Proven Ability to Source True Off-Market Opportunities


KIA
KIA of Carson
TURN RIGHT OFF CARSON EXIT
KIA of Carson

Kia of Carson

- KIA of Cason is highly profitable and one of top 3 Kia dealerships in the country
- Prominent frontage along Interstate 405
- Sale and leaseback in conjunction with highly accretive OP unit transaction

January 2022 Acquisition Date	**$69.3M** Purchase Price	**72,623** Square Feet
25 Years Lease Term	**5.70%** Going In Cap Rate(1)	**2.0%** Annual Escalations



Kalera

- Kalera is a leader in the emerging low-water, low-energy vertical farming industry
- Well-positioned within the Minneapolis-St Paul metro area, just minutes away from MSP International Airport
- Over $3M in Kalera-financed capital improvements to the asset to establish this location as a primary growing facility

January 2022 Acquisition Date	**$8.1M** Purchase Price	**78,587** Square Feet
20 Years Lease Term	**7.00%** Going In Cap Rate(1)	**2.5%** Annual Escalations

(1) The cap rate is calculated as the NTM NOI divided by the purchase price. For triple-net leases, annual NOI is equal to annual rent.

CASE STUDY: 3M LEASE RENEWAL

MODIV

Pragmatic Approach to Leasing and Execution

- Originally developed in 2007 as a build-to-suit industrial property for 3M in DeKalb, IL, this Class A distribution center features approximately 396,000 square feet of warehouse space and 14,000 square feet of office space
- Located on the western edge of the greater Chicago MSA in DeKalb, IL, this property represents a critical component of 3M's three-building global distribution hub
- Utilized best-in-class real estate technology to understand the tenant's continued strong occupancy throughout the COVID-19 pandemic
- Employed a patient and disciplined approach and waited for the tenant to initiate lease extension negotiations
- Effective October 2021, 3M extended their lease through 2034 with annual rent increases


3M
1211 Fairview

2018 Purchase Year	**A+** Credit Rating	**410K** Square Feet
$1.5M ABR	**12.2 Yrs** Remaining Lease Term	**1.25%** Annual Rent Escalations

CASE STUDY: RELATIONSHIP DRIVEN ACQUISITIONS

MODIV

We Have Built Strong Relationships With Private Equity Sponsors



Arrow Tru-Line

- Established garage door hardware components manufacturing company
- Company has been operating since 1970, and this property is adjacent to its corporate offices
- Sale and leaseback in conjunction with acquisition of the company by a private equity firm

December 2021 Acquisition Date	**$11.5M** Purchase Price	**206,115** Square Feet
20 Years Lease Term	**6.65%** Going In Cap Rate[(1)]	**2.0%** Annual Escalations



Lindsay PreCast

- Lindsay PreCast is an industry-leading precast concrete manufacturer and steel fabricator with a 60-year operating history
- We acquired a portfolio of eight properties located in five states: Colorado (3), Ohio (2), North Carolina, South Carolina and Florida
- Sale and leaseback transaction was financed with a $44.0 million draw on our KeyBank credit facility and available cash on hand

April 2022 Acquisition Date	**$56.2M** Purchase Price	**599,316** Square Feet
25 Years Lease Term	**6.65%** Going In Cap Rate[(1)]	**2.0%** Annual Escalations

(1) The cap rate is calculated as the NTM NOI divided by the purchase price. For triple-net leases, annual NOI is equal to annual rent.